Jonathan H. Chou
1779 2nd Avenue #6F,
New York, NY 10128
USA

November 16, 2010

Mr. Leng You-Bin / Chairman and CEO
FEIHE INTERNATIONAL, INC. (NYSE: ADY) | 飞鹤国际
Star City Int'l Bldg., 10 Jiuxianqiao Rd., C-16th FL, Chaoyang District, Beijing, China 100016
中国北京市朝阳区酒仙桥路 10 号星城国际大厦 C 座 16 层 100016

Dear Chairman Leng,

Re: ADY Chief Financial Officer Resignation

Following up from our conversation from yesterday morning, this is my resignation letter effective today with my last day at the company as December 10, 2010.

Thank you for your support during the three years!

Sincerely,

[signature]

Jonathan H. Chou

Cc: Sean Shao / Independent Director & Chairman of Audit Committee